UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2012

POZEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31719	62-1657552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

(919) 913-1030
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of POZEN Inc. (the “Company”), as part of the Company’s initiative to retain, award and incentivize its employees, approved the performance-based incentive awards described in this Form 8-K for all employees of the Company, including the Company's named executive officers.

During a pre-submission meeting with respect to its New Drug Application (the “NDA”) for PA32540 in April 2012, the U.S. Food and Drug Administration (the “FDA”) suggested that the Company also seek approval for a lower dose formulation of the product containing 81 mg of enteric coated aspirin as part of its NDA for PA32540.  The Company has decided to include data and information relating to a lower dose formulation, currently known as PA8140, in its NDA.  Generation of additional data with respect to PA8140 and incorporation of such data into the NDA for PA32540 will delay submission of the NDA from the original planned submission date in the third quarter of 2012 until the first half of 2013.

The Company believes that seeking approval for a lower dose PA product candidate in addition to PA32540 will add significant value to the products in the market place. However, the addition of PA8140 to the NDA will impact the Company’s ability to achieve one or more of the performance conditions of an incentive program approved by the Compensation Committee on October 1, 2011 (the “PA Incentive Program”), including the Company’s ability to submit the NDA by December 31, 2012. Therefore, the Compensation Committee has granted the performance-based incentive awards described in this Form 8-K both to compensate employees for the expected loss of value under the PA Incentive Program, as well as to provide additional incentives to its employees to complete the value-added activities required for submission and approval of the lower dose PA product candidate.

The Compensation Committee granted an aggregate of 215,880 restricted stock units to various employees of the Company, including 105,000 restricted stock units granted to the Company’s named executive officers, as set forth below:

Name	Position	Restricted Stock Units
John R. Plachetka	Chairman, President and Chief Executive Officer	21,000

William L. Hodges	Chief Financial Officer and Senior Vice President, Finance and Administration	21,000

Elizabeth A. Cermak	Executive Vice President and Chief Commercial Officer	21,000

Gilda M. Thomas	Senior Vice President and General Counsel	21,000

John G. Fort	Chief Medical Officer	21,000

The restricted stock units are performance-based and focus on the successful completion of certain value-enhancing events for the Company’s lower dose PA product candidate, currently PA8140. Each of the restricted stock units described above were granted on October 25, 2011 pursuant to, and subject to, the terms of the Company’s 2010 Omnibus Equity Compensation Plan. Such restricted stock units shall vest in accordance with the following schedule: (a) one-half (1/2) upon the acceptance by the FDA of the filing of an NDA for a lower dose PA product candidate, currently PA8140, and (b) one-half (1/2) upon approval by the FDA of an NDA for a lower dose PA product candidate, currently PA8140.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POZEN INC.

By:	/s/ William L. Hodges
Name:	William L. Hodges
Title:	Chief Financial Officer

Date:  October 25, 2012